UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                           FIRST MERCHANTS CORPORATION

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

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
                           FIRST MERCHANTS CORPORATION
                             200 EAST JACKSON STREET
                              MUNCIE, INDIANA 47305


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 13, 2006



The annual meeting of the shareholders of First Merchants Corporation (the "Corporation") will be held at the Horizon Convention Center, 401 South High Street, Muncie, Indiana 47305, on Thursday, April 13, 2006, at 3:30 p.m. for the following purposes:

(1) To elect three directors, to hold office for a term of three years and until their successors are duly elected and qualified.

(2) To ratify the appointment of the firm of BKD, LLP as the independent public accountants for 2006.

(3) To transact such other business as may properly come before the meeting.

Only those shareholders of record at the close of business on February 10, 2006 shall be entitled to notice of and to vote at the meeting.


                                          By Order of the Board of Directors



                                          Cynthia G. Holaday
                                          Secretary

Muncie, Indiana
March 2, 2006




                             YOUR VOTE IS IMPORTANT!

        YOU ARE URGED TO SUBMIT YOUR PROXY VIA THE TELEPHONE OR INTERNET,
       OR TO SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED POSTAGE-PAID
        ENVELOPE, AS SOON AS POSSIBLE SO THAT YOUR SHARES CAN BE VOTED AT
               THE MEETING IN ACCORDANCE WITH YOUR INSTRUCTIONS.

                                                                   March 2, 2006

                           FIRST MERCHANTS CORPORATION

                               PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 13, 2006

This proxy statement is furnished in connection with the solicitation of the enclosed proxy by and on behalf of the Board of Directors (the "Board") of First Merchants Corporation (the "Corporation") for use at the annual meeting of shareholders of the Corporation to be held April 13, 2006. The distribution of these proxy materials is expected to commence on March 2, 2006.

Please sign, date and return your proxy card or submit your proxy via the telephone or Internet as soon as possible, so that your shares can be voted at the meeting in accordance with your instructions. If you plan to vote by telephone or Internet, you should have your control number, which is imprinted on your proxy card, available when you call or access the web page.

         o To vote by telephone, please call toll-free 1-800-PROXIES (1-800-776-9437) on a touch-tone telephone and follow the instructions.

         o To vote by Internet, please access the web page "www.voteproxy.com" and follow the on-screen instructions.

Similar instructions are included on the enclosed proxy card.

Any shareholder giving a proxy has the right to revoke it any time before it is exercised by giving written notice of revocation to the Secretary received prior to the annual shareholders' meeting, by voting again in writing or via the telephone or Internet, or by voting in person at the meeting. The shares represented by proxies will be voted in accordance with the instructions on the proxies. In the absence of specific instructions to the contrary, proxies will be voted for election to the Board of Directors of all nominees listed in Item 1 of the proxy and for ratification of the appointment of BKD, LLP as the Corporation's independent public accountants for 2006. If any director nominee named in this proxy statement shall become unable or declines to serve (an event which the Board does not anticipate), the persons named as proxies will have discretionary authority to vote for a substitute nominee named by the Board, if the Board determines to fill such nominee's position.

                                VOTING SECURITIES

Only shareholders of record at the close of business on February 10, 2006 will be entitled to notice of and to vote at the annual meeting. 18,422,622 shares of common stock were outstanding and entitled to vote as of February 10, 2006.

Each share of the Corporation's common stock is entitled to one vote. Directors are elected by a plurality of the votes cast by the shares entitled to vote in the election at a meeting at which a quorum is present. Shareholders do not have a right to cumulate their votes for directors. The affirmative vote of a majority of the shares present and voting at the meeting in person or by proxy is required for approval of all items submitted to the shareholders for their consideration other than the election of directors. The Secretary will count the votes and announce the results of the voting at the meeting. Abstentions will be counted for the purpose of determining whether a quorum is present but for no other purpose. Broker non-votes will not be counted.

                              ELECTION OF DIRECTORS

Three directors will be elected at the annual meeting.

The persons named below have been nominated for election to the Board of Directors, with terms expiring as of the 2009 annual meeting of shareholders. All of the nominees are currently members of the Board.

Those persons nominated as directors include:
                                                                                                Director
Name and Age                          Present Occupation                                          Since

Class III (Terms expire 2009):

Richard A. Boehning                   Of counsel,  Bennett,  Boehning & Clary, since 2001. Prior   2002
          age 68 to 2001, Mr. Boehning was a partner in that law firm.

Barry J. Hudson                       Since 1982,  Chairman of the Board of  Directors  of First   1999
age 66                                National  Bank  of  Portland   ("FNB"),   a  wholly  owned
                                      subsidiary  of  the  Corporation.  Mr.  Hudson  was  Chief
                                      Executive Officer of FNB from 1982 to 2000, and he was its
                                      President from 1982 to 1998.

Michael C. Rechin                     Executive  Vice President and Chief  Operating  Officer of   2005
Age 47                                the  Corporation  since  November 21, 2005. Mr. Rechin was
                                      Executive Vice President of National City Bank of Indiana
                                      from 1995 to 2005 and was responsible for its commercial
                                      banking operations in Indiana.

Those persons named below continue to serve as directors:

Class I (Terms expire 2007):

Michael L. Cox                        President  of the  Corporation  since 1998,  and its Chief   1984
Age 61                                Executive  Officer since 1999.  Mr. Cox has also served as
                                      Chairman  of the  Board of  Directors  of First  Merchants
                                      Bank, National Association ("FMB"), a wholly owned
                                      subsidiary of the Corporation, since 2005.

                                      Chairman of the Board of  Directors,  President  and Chief
Thomas D. McAuliffe(1)                Executive  Officer,  Commerce  National  Bank  ("CNB"),  a   2003
age 56                                wholly owned subsidiary of the Corporation, since 1991.

                                       2

                                                                                                Director
Name and Age                          Present Occupation                                          Since


Charles E. Schalliol                  Director, Indiana State Office of Management and Budget,     2004
Age 58                                since January 10, 2005.  Mr. Schalliol was President and
                                      Chief Executive Officer of BioCrossroads, an economic
                                      development organization focused on life sciences
                                      companies, from 2003 to 2005. He was Executive Director,
                                      Corporate Finance, Eli Lilly and Company, a pharmaceuticals company, from 1996 to 2003 and Founder and Managing
                                      Director of Lilly Venture Funds from 1999 to 2003.

Robert M. Smitson                     Retired Chairman of the Board of Directors,  President and   1982
Age 69                                Chief   Executive   Officer,    Maxon    Corporation,    a
                                      manufacturer  of  combustion  equipment.  Mr.  Smitson was
                                      Maxon's President from 1979 to 1997, CEO from 1985 to 1998, and Board Chairman from 1998 to 2004.

Class II (Terms expire 2008):

Thomas B. Clark                       Retired Chairman of the Board of Directors,  President and   1989
Age 60                                Chief Executive Officer,  Jarden  Corporation,  a provider of niche  consumer  products for the home.  Jarden changed its name from  Alltrista  Corporation  in 2002.  Mr. Clark was Alltrista's President and CEO from 1995 to 2001, and
                                      Board Chairman from 2000 to 2001.

Roderick English                      Senior   Vice    President   of   Human    Resources   and   2005
Age 54                                Communications,  Remy International,  Inc., a manufacturer of electrical and powertrain products for autos, trucks
                                      and other  vehicles,  since  1994.  Remy  changed its name from Delco Remy International, Inc. in 2004.

Jo Ann M. Gora                        President,  Ball State  University,  since 2004.  Dr. Gora   2004
Age 60                                served as  Chancellor of the  University of  Massachusetts at Boston  from  2001 to 2004.  She was  Provost  and Vice
                                      President for Academic Affairs at Old Dominion University
                                      from 1992 to 2001.

Jean L. Wojtowicz                     President and Chief Executive  Officer,  Cambridge Capital   2004
Age 48                                Management Corp., a manager of non-traditional  sources of financing,  since 1983.  Ms.  Wojtowicz is also a director of Vectren  Corporation and a trustee of Windrose  Medical
                                      Properties Trust, which are both listed on
                                      the New York Stock Exchange.

(1) Under an Agreement of Reorganization and Merger between the Corporation and CNBC Bancorp, the Board appointed Mr. McAuliffe as a member of the Board in 2003 and agreed to nominate him for election to a full 3-year term as a director at the 2004 annual meeting of shareholders.

                              MEETINGS OF THE BOARD

The Board of Directors of the Corporation held 6 meetings during 2005. All of the directors attended at least 75% of the total number of meetings of the Board and the committees on which they served.

                            COMPENSATION OF DIRECTORS

The directors of the Corporation who are employees of the Corporation or one of its subsidiaries received no separate compensation for their services as directors in 2005. The directors of the Corporation who are not employees of the Corporation or one of its subsidiaries, other than the Chairman of the Board, were paid an annual retainer of $15,000, plus $3,000 for each Board Committee on which the director served. The Committee Chairmen received an additional $2,000, except that the Audit Committee Chairman, James F. Ault, who is retiring as a director as of the 2006 annual shareholders' meeting, received an additional $5,000. The Chairman of the Board, Robert M. Smitson, received an annual retainer of $50,000 in 2005, but no retainer for Committee service. In addition, under the provisions of the Corporation's 1999 Long-term Equity Incentive Plan, options were granted to each of the non-employee directors on July 1, 2005 to purchase shares of the Corporation's common stock. Each option was for 1,157 shares at an option price of $25.00 per share, the market price on the date of the grants.

Some non-employee directors received additional compensation in 2005 for their services as a director of a subsidiary of the Corporation. James F. Ault was the Chairman of the Board of Directors of The Madison Community Bank, National Association ("MCB"), a wholly owned subsidiary of the Corporation, and was paid $375 and $75, respectively, for each MCB board and committee meeting he attended. Barry J. Hudson was Chairman of the Board of Directors of FNB and was paid $10,976 in 2005 for his services in this capacity, of which $4,356 was deferred compensation under an insurance-funded deferred compensation plan maintained by FNB. Richard A. Boehning and Robert T. Jeffares were directors of Lafayette Bank and Trust Company, National Association ("LBT"), a wholly owned subsidiary of the Corporation, for which Mr. Boehning received a retainer of $19,800 and Mr. Jeffares received a retainer of $13,200 in 2005. The full amount of both retainers was deferred under an unfunded deferred compensation plan maintained by LBT. Mr. Boehning and Mr. Jeffares also received life insurance coverage from LBT in the amount of $6,000. Mr. Jeffares retired as a director of LBT in August 2005 and is retiring as a director of the Corporation as of the 2006 annual shareholders' meeting.

                               BOARD INDEPENDENCE

The Board has determined that each of the director-nominees and continuing directors is an "independent director," as defined in the listing standards of the Nasdaq Stock Market, Inc. ("NASDAQ"), except for the Corporation's President and CEO, Michael L. Cox, the Corporation's Executive Vice President and COO, Michael C. Rechin, FNB's Board Chairman, Barry J. Hudson, and CNB's Board Chairman, President and CEO, Thomas D. McAuliffe. All of the members of the Nominating and Governance Committee, the Compensation and Human Resources
Committee, and the Audit Committee are "independent directors," as defined in the NASDAQ listing standards.

                             COMMITTEES OF THE BOARD

Nominating and Governance Committee

The Corporation has a Nominating and Governance Committee whose purpose is to seek to ensure continuation of the effectiveness and independence of the Board of Directors. The Committee is responsible for reviewing the credentials of persons suggested as prospective directors, nominating persons to serve as directors and as officers of the Board of Directors, including the slate of directors to be elected each year at the annual meeting of shareholders, making recommendations concerning the size and composition of the Board of Directors, as well as criteria for Board membership, making recommendations concerning the Board's committee structure and makeup, providing for continuing education of the directors and self-assessment of the Board's effectiveness, and overseeing the Corporate-wide Code of Business Conduct and the Code of Ethics for senior financial officers of the Corporation. As of the date of this proxy statement, the Nominating and Governance Committee is composed of directors Thomas B. Clark (Chairman), James F. Ault, who is retiring as a director of the Corporation as of the 2006 annual meeting, Richard A. Boehning, Robert M. Smitson and Jean L. Wojtowicz. The Nominating and Governance Committee met 4 times during 2005.

The Board has adopted a written charter for the Nominating and Governance Committee. A copy of the charter is included among the documents under the "Corporate Governance Disclosures" link on the Corporation's website, www.firstmerchants.com.

In nominating persons to serve as directors, the Nominating and Governance Committee considers the person's ethical character, reputation, relevant expertise and experience, accomplishments, leadership skills, demonstrated business judgment, contribution to Board diversity, "independence" (as defined in the NASDAQ listing standards) if a non-employee director, residency in the Corporation's market area, ability and willingness to devote sufficient time to director responsibilities, and willingness to maintain a meaningful ownership interest in the Corporation and assist the Corporation in developing new business.

In addition to considering the criteria described in the preceding paragraph, the Committee's process for identifying and evaluating nominees involves, for incumbent directors whose terms are expiring, reviewing the quality of their prior service to the Corporation, including the nature and extent of their participation in the Corporation's governance and their contributions of management and financial expertise and experience to the Board and the Corporation. For new director candidates, the Committee also considers whether their skills are complementary to those of existing Board members and whether they will fulfill the Board's needs for management, financial, technological or other expertise. The Nominating and Governance Committee considers candidates coming to its attention through current Board members, search firms, shareholders and other persons.

Article IV, Section 9, of the Corporation's Bylaws, describes the process by which a shareholder may suggest a candidate for consideration by the Committee as a director nominee. Under this process, a suggestion by a shareholder of a director nominee must include: (a) the name, address and number of the Corporation's shares owned by the shareholder; (b) the name, address, age and principal occupation of the suggested nominee; and (c) such other information concerning the suggested nominee as the shareholder may wish to submit or the Committee may reasonably request. A suggestion for a director nominee submitted by a shareholder must be in writing and delivered or mailed to the Secretary, First Merchants Corporation, 200 East Jackson Street, Muncie, Indiana 47305. Suggestions for nominees from shareholders are evaluated in the same manner as other nominees.

There are no nominees for election to the Corporation's Board of Directors at the 2006 annual shareholders' meeting other than directors standing for re-election.

Compensation and Human Resources Committee

The Corporation has a Compensation and Human Resources Committee whose functions are: (a) to review and approve the compensation and benefits to be paid to the executive officers and senior management employees of the Corporation and the chief executive officers of its subsidiaries, and (b) to review and approve the compensation and benefits to be paid to the executive officers and senior management employees and the compensation ranges and benefits for other officers and employees of the Corporation's subsidiaries. The authority to periodically adjust the compensation and benefits of employees, other than executive officers and senior management of the Corporation and the chief executive officers of its subsidiaries, has been delegated by the Committee to the chief executive officers of the subsidiaries. The Compensation and Human Resources Committee is responsible for the administration of the Corporation's incentive compensation and stock plans. As of the date of this proxy statement, the Compensation and Human Resources Committee is composed of directors Robert M. Smitson (Chairman), Thomas B. Clark, Roderick English and Charles E. Schalliol. The Committee met 5 times during 2005.

Compensation and Human Resources Committee Interlocks and Insider Participation

No member of the Compensation and Human Resources Committee was an officer or employee of the Corporation or any of its subsidiaries during 2005. No other member of the Compensation and Human Resources Committee or executive officer of the Corporation had a relationship during 2005 requiring disclosure in this proxy statement under Securities and Exchange Commission ("SEC") regulations.

Audit Committee

The Corporation has an Audit Committee which assists the Board (1) in its oversight of the Corporation's accounting and financial reporting principles and policies and internal accounting and disclosure controls and procedures, (2) in its oversight and supervision of the Corporation's internal audit function, (3) in its oversight of the certification of the Corporation's quarterly and annual financial statements and disclosures and assessment of internal disclosure controls by the Corporation's CEO and CFO, (4) in its oversight of the Corporation's consolidated financial statements and the independent external audit thereof, and (5) in evaluating the independence of the external auditors. The Audit Committee recommends the selection of the independent auditor for approval by the Board and ratification by the shareholders, and it approves the independent auditor's compensation. As of the date of this proxy statement, the Audit Committee is composed of directors James F. Ault (Chairman), Thomas B. Clark, Jo Ann M. Gora, Robert T. Jeffares, Robert M. Smitson and Jean L. Wojtowicz. Mr. Ault and Mr. Jeffares are retiring as directors of the Corporation as of the 2006 annual meeting. In accordance with Section 407 of the Sarbanes-Oxley Act, the Corporation has identified Mr. Clark, Mr. Jeffares and Ms. Wojtowicz as "Audit Committee financial experts." All of them are "independent" as that term is used in the NASDAQ listing standards. The Audit Committee met 5 times during 2005.

The Board has adopted a written charter for the Audit Committee. The charter was amended by the Board in February 2006. A copy of the amended charter is attached as Appendix A to this proxy statement and is also included among the documents under the "Corporate Governance Disclosures" link on the Corporation's website, www.firstmerchants.com.

The Audit Committee has reviewed and discussed the audited financial statements of the Corporation for 2005 with the Corporation's management, and it has discussed with BKD, LLP, the Corporation's independent auditors for 2005, the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standards, AU ss.380), as modified or supplemented. The Committee has also received the written disclosures and the letter from BKD, LLP required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit

Committees), as modified or supplemented, and has discussed with BKD, LLP its independence from the Corporation. Based on these reviews and discussions, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements of the Corporation be included in the Corporation's Annual Report on Form 10-K for the 2005 fiscal year for filing with the SEC.

The above report is submitted by:

FIRST MERCHANTS CORPORATION AUDIT COMMITTEE
James F. Ault, Chairman
Thomas B. Clark
Jo Ann M. Gora
Robert T. Jeffares
Robert M. Smitson
Jean L. Wojtowicz

                       COMPENSATION OF EXECUTIVE OFFICERS

The following tables contain information concerning the compensation of the "Named Executive Officers," including the Corporation's Chief Executive Officer, its four most highly compensated executive officers other than the CEO who were serving as executive officers at the end of the Corporation's most recent fiscal year-end, December 31, 2005, and Larry R. Helms, who was among the four most highly compensated executive officers other than the CEO for 2005 but was not serving as an executive officer at the fiscal year-end due to his retirement on October 28, 2005.

                           SUMMARY COMPENSATION TABLE
------------------------------------------------------------------------------------------------------------

                                            Annual Compensation     Long Term Compensation
                                          -------------------------------------------------
                                                                      Awards     Payouts
-----------------------------------------------------------------------------------------------------------
                                                                    Securities
            Name and                                                Underlying     LTIP      All Other
       Principal Position          Year      Salary     Bonus(1)    Options(2)  Payouts(1)Compensation(3)
-----------------------------------------------------------------------------------------------------------
     Michael L. Cox                2005     $350,443    $44,247       20,000      $ 8,371      $3,547
     President and Chief           2004      326,855     32,640       15,000       23,333       2,563
     Executive Officer             2003      326,715     15,360       13,125       38,988       2,500

     Robert R. Connors             2005      180,104     24,264        8,000        3,171       5,169
     Senior Vice President,        2004      169,810     17,830        6,000        2,355       2,261
     Operations and Technology     2003      166,231      5,085        5,250            0       2,002

     Kimberly J. Ellington         2005       94,300     12,043        6,000        1,398       2,700
     Senior Vice President,        2004       85,096      7,429        3,600        2,531         821
     Director of Human Resources   2003       83,324      2,566        3,150        2,588       1,073

     Mark K. Hardwick              2005      173,407     23,918       10,000        3,669       5,023
     Executive Vice President      2004      158,112     17,786        6,000        4,713       2,123
     and Chief Financial Officer   2003      132,722      6,732        5,250        4,553       1,901

     Jeffrey B. Lorentson          2005      124,466      8,682        3,000        1,741       3,510
     First Vice President,         2004      114,268      6,653        2,400        8,751       1,518
     Corporate Controller          2003      108,656      3,195        2,100            0       1,385

     Larry R. Helms                2005      144,443     25,282        8,000        4,592       1,916
     Former Senior Vice            2004      138,722     16,226        6,000        8,426       2,018
     President, Administrative     2003      135,817      8,426        5,250       10,256       1,918
     Services, General Counsel
     and Corporate Secretary(4)

--------------------------------------------------------------------------------

(1) Under the Corporation's Senior Management Incentive Compensation Program , the bonuses earned by each executive officer are paid 2/3 in cash following the end of the fiscal year and 1/3 in Deferred Stock Units that are payable in cash two years later, unless the Units are forfeited due to termination of the executive officer's employment for cause or because the executive officer voluntarily terminated employment (except on account of retirement, death or disability) prior to payment. The portion of each year's bonus paid in Deferred Stock Units is not reportable in the Summary Compensation Table, but is disclosed in the Long-term Incentive Plan Awards Table below. The LTIP Payouts column in the Summary Compensation Table sets forth the cash amounts paid in the year indicated for Deferred Stock Units earned by the executive officer two years earlier under the Senior Management Incentive Compensation Program.

(2) The information concerning options for 2003 has been adjusted to give retroactive effect to the 5% common stock dividend that was distributed on September 12, 2003 to shareholders of record at the close of business on August 29, 2003.

(3) Represents employer and matching contributions for fiscal year to First Merchants Corporation Retirement and Income Savings Plan (a ss.401(k) plan).

(4) Mr. Helms retired as Senior Vice President, Administrative Services, General Counsel and Corporate Secretary on October 28, 2005. Because he retired, Mr. Helms' 2005 bonus under the Senior Management Incentive Compensation Program was paid entirely in cash and is reported in full in the Summary Compensation Table.

Long-term Incentive Plans

Stock Option Grants and Exercises

The 1999 Long-term Equity Incentive Plan, which became effective as of July 1, 1999, authorizes the Compensation Committee to grant stock-based incentive awards, including stock options, to eligible employees of the Corporation or any subsidiary. The following table contains information concerning individual grants of stock options under the plan made during 2005 to the Named Executive Officers. Each option was to purchase the Corporation's common stock at a price not less than the market price of the stock on the date of grant.

                        OPTION GRANTS IN LAST FISCAL YEAR
-----------------------------------------------------------------------------------------------------------
                                                                               Potential Realizable Value
                                                                               at Assumed Annual Rates of
                                                                                Stock Price Appreciation
                               Individual Grants                                     for Option Term
-----------------------------------------------------------------------------------------------------------
                     Number of      Percent of
                    Securities    Total Options
                    Underlying      Granted to     Exercise
                     Options       Employees in      Price
       Name          Granted        Fiscal Year   (per share)  Expiration Date        5%           10%
-----------------------------------------------------------------------------------------------------------
Michael L. Cox        20,000           8.91         $26.70    September 1, 2015    $336,420     $849,060

Robert R. Connors      8,000           3.57          26.70    September 1, 2015     134,568      339,624

Kimberly J. Ellington  6,000           2.67          26.70    September 1, 2015     100,926      254,718

Mark K. Hardwick      10,000           4.46          26.70    September 1, 2015     168,210      424,530

Jeffrey B. Lorentson   3,000           1.34          26.70    September 1, 2015      50,463      127,359

Larry R. Helms         8,000           3.57          26.70    September 1, 2015     134,568      339,624

-----------------------------------------------------------------------------------------------------------

The following table contains information concerning exercises of stock options by the Named Executive Officers during 2005 under the 1994 Stock Option Plan or the 1999 Long-term Equity Incentive Plan, as well as the value as of December 31, 2005 of each of the Named Executive Officer's unexercised options under these plans on an aggregated basis.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                     YEAR AND FISCAL YEAR-END OPTION VALUES
--------------------------------------------------------------------------------
                                                     Number of Securities
                                                    Underlying Unexercised      Value of Unexercised
                    Shares Acquired      Value            Options at           In-the-Money Options at
        Name          On Exercise      Realized       Fiscal Year-End(1)         Fiscal Year-End(1)
-----------------------------------------------------------------------------------------------------------
Michael L. Cox          17,320        $233,232            113,652                    $393,009

Robert R. Connors         0               0                22,558                      17,981

Kimberly J. Ellington      914           5,731             16,059                       9,459

Mark K. Hardwick          0               0                28,670                      35,533

Jeffrey B. Lorentson      0               0                 9,705                       6,306

Larry R. Helms            0               0                52,661                     211,221
-----------------------------------------------------------------------------------------------------------

(1) The vesting of the stock options granted to employees under the 1999 Long-term Equity Incentive Plan on July 1, 2004 and September 1, 2005 was accelerated so that these options became fully vested on November 30, 2005. As a result, all options granted to the named executive officers were exercisable at the fiscal year-end.

Long-term Cash Incentive

Under the Senior Management Incentive Compensation Program, the annual bonuses earned by participating employees are payable 2/3 in cash following the end of the fiscal year and 1/3 in Deferred Stock Units ("DSUs") two years after the bonus is earned. When payable, the DSUs are valued at an amount equal to the fair market value of the Corporation's common stock as of the last day of the calendar year preceding the date of payment, plus accumulated dividends.
Payments for the DSUs are made in cash, not stock. If the participant's employment is terminated for cause or is voluntarily terminated by the participant (except on account of retirement, death or disability) prior to the date of payment, the DSUs are forfeited. The following table contains information concerning DSU awards for 2005 under the Senior Management Incentive Compensation Program to each of the Named Executive Officers. The section of this proxy statement entitled "Report of the Compensation and Human Resources Committee on Executive Compensation -- Incentive Compensation," on page 12, contains additional information about the Senior Management Incentive Compensation Program.

             LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR
--------------------------------------------------------------------------------
                                          Number of Shares,         Performance or Other Period Until
                 Name                   Units or Other Rights              Maturation or Payout
-------------------------------------------------------------------------------------------------------------
            Michael L. Cox                       851                        1/01/06 - 1/01/08

           Robert R. Connors                     467                        1/01/06 - 1/01/08

         Kimberly J. Ellington                   232                        1/01/06 - 1/01/08

           Mark K. Hardwick                      460                        1/01/06 - 1/01/08

         Jeffrey B. Lorentson                    167                        1/01/06 - 1/01/08

            Larry R. Helms                        0                                N/A

-------------------------------------------------------------------------------------------------------------

Pension Plans

The following table shows the estimated annual benefits payable upon retirement at normal retirement age 65 to employees of the Corporation and its subsidiaries who are covered by the First Merchants Corporation Retirement Pension Plan (the "Pension Plan"), a qualified defined benefit pension plan. For employees who are also covered by the First Merchants Corporation Supplemental Executive Retirement Plan (the "SERP Plan"), a nonqualified "excess benefit" plan, it includes the estimated annual benefits payable under that plan. Benefits under the Pension and SERP plans are computed on the basis of straight-life annuity amounts under the following formula: 1.6% of average final compensation plus .5% of average final compensation in excess of Social Security covered compensation, both times years of service (to a maximum of 25 years). Benefits are integrated with Social Security but are not subject to any deduction for Social Security or other offset amounts.

                                            PENSION PLAN TABLE
-----------------------------------------------------------------------------------------------------------
   Compensation                                       Years of Service
-----------------------------------------------------------------------------------------------------------
                          15              20             25                30                  35
-----------------------------------------------------------------------------------------------------------
    $125,000           $35,052         $ 46,736        $58,421          $58,421             $58,421
     150,000            42,927           57,236         71,546           71,546              71,546
     175,000            50,802           67,736         84,671           84,671              84,671
     200,000            58,677           78,236         97,796           97,796              97,796
     250,000            74,427           99,236        124,046          124,046             124,046
     300,000            90,177          120,236        150,296          150,296             150,296
     350,000           105,927          141,236        176,546          176,546             176,546
     400,000           121,677          162,236        202,796          202,796             202,796
     450,000           137,427          183,236        229,046          229,046             229,046
     500,000           153,177          204,236        255,296          255,296             255,296
-----------------------------------------------------------------------------------------------------------

The benefits shown in the above table are based on covered compensation of $57,636, the covered compensation set forth in the 2005 covered compensation table for persons born in 1944 (Mr. Cox's birth year). Mr. Cox is the only one of the Named Executive Officers who is currently accruing benefits under the Pension Plan, and he is the only Named Executive Officer who participates in the SERP Plan.

Compensation for purposes of the Pension Plan consists of the base salary and service award components of the amounts reported in the "Salary" column in the Summary Compensation Table on page 7. For plan years beginning on or after January 1, 2005, $210,000 is the maximum amount of compensation that can be considered for purposes of calculating pension benefits accruing under the Pension Plan. This amount increased to $220,000 for plan years beginning on or after January 1, 2006. Compensation for purposes of the SERP Plan, which provides benefits to designated executives that would otherwise be payable under the Pension Plan if Internal Revenue Code Section 401(a)(17) did not limit the amount of compensation that can be considered for purposes of calculating benefits accruing under the Pension Plan and if incentive compensation were included in compensation, also includes the amounts reported in the "Bonus" column in the Summary Compensation Table. Mr. Cox's 2005 compensation used for purposes of calculating his pension benefits under the Pension and SERP plans was $409,426, and he had 10.5 years of credited years of service as of January 1, 2006.

Effective March 1, 2005, the benefits accruing to participants in the Pension Plan other than those who were at least age 55 with 10 or more credited years of service, including four of the Named Executive Officers - Mr. Connors, Ms. Ellington, Mr. Hardwick and Mr. Lorentson, were "frozen," and employees of the Corporation and its subsidiaries who were not participating in the plan on that date could not become eligible to participate. The benefits payable at age 65 to the participants whose benefits were frozen are determined under the formula described in the paragraph immediately preceding the Pension Plan Table above, based on their average final compensation as of March 1, 2005 times a fraction, the numerator of which is the employee's credited years of service as of March 1, 2005, and the denominator of which is the employee's credited years of service projected to age 65. The average final compensation and the fractions used to determine the benefits payable under the Pension Plan to the Named Executive Officers whose benefits were frozen are: Mr. Connors, $166,499 (2.50/12.00), Ms. Ellington, $69,868 (8.24/27.99), Mr. Hardwick, $106,541
(7.32/38.32), and Mr. Lorentson $105,565 (3.40/26.82).

The Pension Plan participants who were at least age 55 with 10 or more credited years of service on March 1, 2005, including Mr. Cox and Mr. Helms, were "grandfathered;" that is, their benefits continued to accrue under the Pension Plan until their retirement, and the provisions of the Savings Plan that were in effect prior to its amendment continued to apply to them. Mr. Helms retired on October 28, 2005 with 33 credited years of service under the Pension Plan and receives a benefit under that plan based on the formula that was in effect prior to 1990, equal to 2% of his average final compensation times his credited years of service (to a maximum of 25 years). Mr. Helms' average final compensation used to determine his Pension Plan benefit was $130,042.

The First Merchants Corporation Retirement and Income Savings Plan (the "Savings Plan"), a Section 401(k) qualified defined contribution plan, was amended on March 1, 2005 to provide enhanced retirement benefits, including employer and matching contributions, for eligible employees of the Corporation and its subsidiaries whose benefits under the Pension Plan were frozen and employees of the Corporation and its subsidiaries who were not participating in the plan on that date. Because a participant's benefit under the Savings Plan is determined by the amounts of the annual employer, employee, and matching contributions and by the actual investment returns of the underlying assets, it is not possible to determine the amount of a participant's Savings Plan benefit at any future time.

Termination of Employment and Change of Control Arrangements

The  Corporation  has  change  of  control  agreements  with  each of the  Named
Executive Officers except Mr. Helms, whose change of control agreement terminated when he retired on October 28, 2005. These are "double trigger" change of control agreements, in that they provide for the payment of severance benefits to the executives only in the event of both a change of control of the Corporation and a termination or constructive termination of the employment of the executive within 24 months after the change of control (but no payment will be made if the termination was for cause, because of the executive's death or disability, or by the executive other than on account of constructive termination). In general, a "change of control" means an acquisition by any person of 25% or more of the Corporation's voting shares, a change in the makeup of a majority of the Corporation's Board of Directors over a 24-month period, a merger of the Corporation in which the shareholders before the merger own 50% or less of the Corporation's voting shares after the merger, or approval by the Corporation's shareholders of a plan of complete liquidation of the Corporation or an agreement to sell or dispose of substantially all of the Corporation's assets. A "constructive termination" means, generally, a significant reduction in duties, compensation or benefits or a relocation of the executive's office outside of area described in the agreement, unless agreed to by the executive. The severance benefits payable under each of the change of control agreements, in addition to base salary and incentive compensation accrued through the date of termination, would be a lump sum amount, determined by multiplying the sum of
(1) the executive's annual base salary and (2) the executive's largest bonus under the Corporation's Senior Management Incentive Compensation Program during the 2 years preceding termination, by 299% in the cases of Mr. Cox and Mr. Hardwick, 200% in the cases of Mr. Connors and Ms. Ellington and 100% in the case of Mr. Lorentson. The Corporation also has a change of control agreement with Michael C. Rechin, who became Executive Vice President and Chief Operating Officer of the Corporation on November 21, 2005 and a director on December 13, 2005. The multiplier for Mr. Rechin's change of control agreement is 299%. The Corporation would also pay any excise tax imposed on the executive under Section 4999 of the Internal Revenue Code on an "excess parachute payment;" and it would provide to the executive 2 years' life, disability, accident and health insurance coverage, the bargain element value of outstanding stock options, outplacement services, and reasonable legal fees and expenses incurred as a result of the termination. The change of control agreements were not entered into in response to any effort to acquire control of the Corporation, and the Board of Directors is not aware of any such effort.

Report  of  the  Compensation   and  Human  Resources   Committee  on  Executive
Compensation

General Compensation Policy

The Compensation and Human Resources Committee establishes the salaries and administers the executive compensation program applicable to the Corporation's executive officers, including the Named Executive Officers. The Corporation's compensation policy is designed to provide incentives to executive officers to achieve short-term and long-term corporate strategic management goals, with the ultimate objective of obtaining a superior return on the shareholders' investment. The Committee believes that a competitive compensation program, combining salary, employee benefits, incentive compensation, and equity-based compensation, is necessary to attract and retain qualified executives. The incentive compensation for executive officers, including the Chief Executive Officer, is tied to the Corporation's financial performance and the executive's individual contributions to that performance. The equity-based compensation programs encourage ownership and retention of the Corporation's stock by key employees, assuring that they have a meaningful stake in the Corporation's continued success and thereby aligning their interests more closely with the interests of shareholders.

Cash Compensation.

The annual salaries paid to the Corporation's executive officers for 2005, including the Chief Executive Officer, were determined by the Compensation and Human Resources Committee. The salaries for 2005 paid to the Named Executive Officers are shown in the "Salary" column of the Summary Compensation Table on page 7. These salaries were subjectively determined after consideration of the executive officer's individual responsibilities, performance, experience, the CEO's evaluation of the other executive officers, a review of several measurements of the Corporation's short-term and long-term financial results compared with industry peers, various industry salary surveys, and other factors such as budgetary considerations and inflation rates.

Incentive Compensation

The incentive compensation paid to the Corporation's executive officers for 2005, including the Chief Executive Officer, was determined under the Senior Management Incentive Compensation Program. This program incorporates modern incentive plan techniques and executive retention features for the purpose of closely aligning the interests of executives with those of shareholders. Under the program, at or near the beginning of each calendar year, the Committee assigns each of the program participants a target bonus for the year that is a percentage of salary. The participant's incentive compensation for the year is based on accomplishment of specific performance levels set forth in the program. The Chief Executive Officer's and Chief Operating Officer's bonuses for 2005 depended on meeting targets with respect to the Corporation's return on equity and improvements in the Corporation's operating earnings per share and diluted GAAP earnings per share compared to the previous year. The other executive officers' bonuses depended on meeting targets with respect to improvement in the Corporation's operating earnings per share compared to the previous year and accomplishing personal objectives as determined at or near the beginning of the year by the CEO. In order to avoid wide swings in payouts and to better focus the program participants on long-term results, 60% of any bonus paid to the participants is based on current year performance and 40% is based on the previous year's payout. To further the purpose of executive retention, 2/3 of each participant's bonus is payable in cash following the end of the calendar year, and the other 1/3 is payable in Deferred Stock Units ("DSUs") two years after the bonus is earned (unless the portion payable in DSUs is less than $1,000, in which case the entire bonus is payable in cash). When payable, the DSUs are valued at an amount equal to the fair market value of the Corporation's common stock on the December 31 preceding the payment date plus accumulated dividends. Payment is made to the participant in cash. The DSUs are forfeited if the participant's employment is terminated for cause or is voluntarily terminated by the participant (except on account of retirement, death or disability) prior to the date of payment. The participant may elect to defer payment of all or part of the cash portion of the bonus by filing an election to do so in the manner described in the program. Deferred amounts will be credited with interest quarterly based on the current 5-year U.S. Treasury Bond rate.

The cash portion of the bonuses for 2005 for the Named Executive Officers is set forth in the "Bonus" column of the Summary Compensation Table on page 7, and the DSU portion of these bonuses is set forth in the Long-Term Incentive Plan Awards Table on page 9. Cash amounts paid to these executive officers for DSUs earned for 2003 are set forth in the "LTIP Payouts" column of the Summary Compensation Table on page 7. For 2005, Mr. Cox's target bonus was 45% of salary, and his actual bonus, based 60% on 2005 performance and 40% on 2004 payout, was 19.35% of salary. The target bonuses for Mr. Connors, Ms. Ellington, Mr. Hardwick and Mr. Helms were each 30% of salary, and their actual bonuses, based 60% on 2005 performance and 40% on 2004 payout, were 20.66%, 19.57%, 21.10% and 17.68% of salary, respectively. The target bonus for Mr. Lorentson was 15% of salary, and his actual bonus, based 60% on 2005 performance and 40% on 2004 payout, was 10.67% of salary.

Equity-based Compensation.

In addition to the DSUs under the Senior Management Incentive Compensation Program described above, the Corporation's executive officers, including the Chief Executive Officer, received equity-based compensation for 2005 under the Corporation's Long-term Equity Incentive Plan and its 2004 Employee Stock Purchase Plan. The Long-term Equity Incentive Plan is briefly described in the paragraph on page 8 immediately preceding the Option Grants in Last Fiscal Year Table. The number of shares for which the Compensation and Human Resources Committee awarded options under that plan to the Named Executive Officers during 2005 is set forth in the "Number of Securities Underlying Options Granted" column of the Option Grants in Last Fiscal Year Table on page 8.

The 2004 Employee Stock Purchase Plan generally provides that full-time employees of the Corporation or a participating subsidiary with more than 6 months of service may elect, prior to the offering period (July 1 to June 30), to purchase common shares of the Corporation at a price equal to 85% of the lesser of the market price of the stock at the beginning of the period and the market price at the end of the period. For the offering period ending June 30, 2005, Mr. Cox, Mr. Conners, Ms. Ellington, Mr. Lorentson and Mr. Helms purchased 995, 248, 161, 62 and 124 shares, respectively, under the 2004 Employee Stock Purchase Plan. Mr. Hardwick did not participate in the Plan during this offering period.

Other Compensation.

The Corporation's executive officers, including the Named Executive Officers, are also covered by medical and retirement plans that are generally applicable to full-time employees of the Corporation and its subsidiaries. The retirement plans covering each of the executive officers are the First Merchants Corporation Retirement Pension Plan (the "Pension Plan"), a qualified defined benefit pension plan (described on page 10 under "Pension Plans"), and the First Merchants Corporation Retirement and Income Savings Plan (the "Savings Plan"), a qualified Internal Revenue Code ss.401(k) defined contribution pension plan (described on page 11 under "Pension Plans" and referred to in note (3) to the Summary Compensation Table on pages 7 and 8). Mr. Cox is also covered by the First Merchants Corporation Supplemental Executive Retirement Plan, a nonqualified "excess benefit" plan (described on page 10 under "Pension Plans"). As explained on page 10, the Pension Plan was "frozen" on March 1, 2005 and the Savings plan was amended to provide enhanced retirement benefits for eligible employees of the Corporation and its subsidiaries. The Pension Plan participants who were at least age 55 with 10 or more credited years of service on March 1, 2005, including Mr. Cox and Mr. Helms, were "grandfathered;" that is, their benefits continue to accrue under the Pension Plan until their retirement and the provisions of the Savings Plan that were in effect prior to its amendment continue to apply to them.

The above report is submitted by:

FIRST MERCHANTS CORPORATION COMPENSATION
AND HUMAN RESOURCES COMMITTEE
Robert M. Smitson, Chairman
Thomas B. Clark
Roderick English
Charles E. Schalliol

                                PERFORMANCE GRAPH

The following graph compares the yearly change in the Corporation's cumulative total shareholder return on its common stock with the cumulative total returns of the Russell 2000 Index and the Russell 2000 Financial Services Sector Index for the five-year period ending December 31, 2005.

                       Comparative Five-Year Total Returns
     First Merchants Corp., Russell 2000, Russell 2000 - Financial Services

[GRAPHIC OMITTED][GRAPHIC OMITTED]

                             2000         2001          2002          2003         2004           2005
----------------------- ------------- ------------ -------------- ------------ ------------ ---------------
FRME                         $100.00      $115.62        $119.50      $145.69      $167.61         $159.50
Russell 2000                 $100.00      $102.49         $81.49      $120.00      $142.00         $148.46
R2-Finl Svcs                 $100.00      $115.64        $118.08      $164.69      $200.02         $204.67
----------------------- ------------- ------------ -------------- ------------ ------------ ---------------

Notes:   Assumes $100 invested on December 31, 2000.
         Total return assumes reinvestment of dividends.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

To the best of our knowledge, the following table shows the only beneficial owners of more than 5% of the Corporation's outstanding common stock as of February 10, 2006.

             Name and Address                    Amount and Nature                          Percent
         of Beneficial Owner                of Beneficial Ownership                         of Class
         Dimensional Fund Advisors Inc.              935,378(1)..................................5.00%
         1299 Ocean Avenue, (11)th Floor
         Santa Monica, CA (90401)

         Merchants Trust Company, N. A.            1,440,001(2)..................................7.68%
         200 East Jackson Street
         Muncie, IN 47305

         (1) Based on a Schedule 13G filing with the SEC, Dimensional Fund Advisors Inc. ("Dimensional"), an investment advisor registered under Section 203 of the Investment Advisors Act of 1940, furnishes investment advice to four investment companies registered under the Investment Advisors Act of 1940 and serves as investment manager to certain other commingled group trusts and separate accounts. These investment companies, trusts and accounts are the "Funds." In its role as investment advisor or manager, Dimensional possesses investment and/or voting power over the shares of the Corporation's common stock owned by the Funds and may be deemed to be the beneficial owner of these shares under rules of the SEC. However, all of these shares are owned by the Funds, and Dimensional disclaims beneficial ownership of such shares for any other purpose.

         (2) As of February 10, 2006, the Corporation's wholly owned subsidiary, Merchants Trust Company, National Association ("MTC"), held 1,440,001 shares of the Corporation's common stock in various fiduciary capacities, in regular, nominee or street name accounts, consisting of 7.68% of the Corporation's outstanding shares. Beneficial ownership of shares so held is disclaimed by the Corporation. It is MTC's practice, when holding shares as sole trustee or sole executor, to vote the shares; but, when it holds shares as co-trustee or co-executor, MTC obtains approval from the co-fiduciary prior to voting.

The following table lists the amount and percent of the Corporation's common stock beneficially owned on February 10, 2006 by directors (including directors who are retiring as of the 2006 annual meeting of shareholders), director nominees and the Named Executive Officers, and by the Corporation's directors and executive officers as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power. The information provided in the table is based on the Corporation's records and information filed with the SEC and provided to the Corporation.

The number of shares beneficially owned by each person is determined under rules of the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under those rules, beneficial ownership includes shares which a person has the right to acquire as of April 11, 2006 (60 days after February 10, 2006) by exercising stock options ("Vested Options").

                                                 Amount and Nature                          Percent
         Beneficial Owner                   of Beneficial Ownership                         of Class
         -------------------------------------------------------------------------------------------
         James F. Ault                                   27,291(1)...............................*
         Richard A. Boehning                             24,180(2)...............................*
         Thomas B. Clark                                 14,831(3)...............................*
         Michael L. Cox                                 162,348(4)...............................*
         Roderick English                                 1,157(5)...............................*
         Jo Ann M. Gora                                   1,157(6)...............................*
         Barry J. Hudson                                455,702(7)...............................2.43%
         Robert T. Jeffares                              14,734(8)...............................*
         Thomas D. McAuliffe                             56,353(9)...............................*
         Michael C. Rechin                                4,000..................................*
         Charles E. Schalliol                             2,157(10)..............................*
         Robert M. Smitson                               23,573(11)..............................*
         Jean L. Wojtowicz                                2,314(12)..............................*
         Robert R. Connors                               23,016(13)..............................*
         Kimberly J. Ellington                           16,782(14)..............................*
         Mark K. Hardwick                                29,390(15)..............................*
         Larry R. Helms                                  77,802(16) .............................*
         Jeffrey B. Lorentson                             9,913(17)..............................*

         Directors and Executive
         Officers as a Group (19 persons)               951,700(18)..............................5.08%

         * Percentage beneficially owned is less than 1% of the outstanding shares.

         (1) Includes 12,718 shares held by his spouse, Marilyn Ault, and 4,629 shares that he has the right to acquire by exercising Vested Options.

         (2) Includes 10,415 shares held jointly with his spouse, Phyllis Boehning, 5,586 shares held in trust for family members for which Mr. Boehning, as trustee, has voting and investment power, and 4,629 shares that he has the right to acquire by exercising Vested Options.

         (3) Includes 11,227 shares that he has the right to acquire by exercising Vested Options.

         (4) Includes 40,298 shares held jointly with his spouse, Sharon Cox, and 113,652 shares that he has the right to acquire by exercising Vested Options.

         (5) Includes 1,157 shares that he has the right to acquire by exercising Vested Options.

         (6) Includes 1,157 shares that she has the right to acquire by exercising Vested Options.

         (7) Includes 327,756 shares owned by Mutual Security, Inc., 10,024 shares held jointly with his spouse, Elizabeth Hudson, 43,521 shares held by his spouse, 13,626 shares held by his spouse as custodian for his children, and 13,007 shares that he has the right to acquire by exercising Vested Options.

         (8) Includes 3,595 shares held by his spouse, Olga Jeffares, 2,900 shares held jointly with his spouse, Olga Jeffares, 1,835 shares held in trust for family members for which Mr. Jeffares, as trustee, has voting and investment power, and 4,629 shares that he has the right to acquire by exercising Vested Options.

         (9) Includes 31,255 shares held jointly with his spouse, Andrea McAuliffe, 8,398 shares that he and his spouse hold as joint custodians for his children, and 16,700 shares that he has the right to acquire by exercising Vested Options.

         (10) Includes 1,157 shares that he has the right to acquire by exercising Vested Options.

         (11) Includes 5,859 shares held by his spouse, Marilyn Smitson, and 11,227 shares that he has the right to acquire by exercising Vested Options.

         (12) Includes 2,314 shares that she has the right to acquire by exercising Vested Options.

         (13) Includes 458 shares held jointly with his spouse, Ann Connors, and 22,558 shares that he has the right to acquire by exercising Vested Options.

         (14) Includes 34 shares held jointly with her spouse, William Ellington, and 16,059 shares that she has the right to acquire by exercising Vested Options.

         (15) Includes 28,670 shares that he has the right to acquire by exercising Vested Options.

         (16) Includes 25,140 shares held jointly with his spouse, Sandra Helms, and 52,661 shares that he has the right to acquire by exercising Vested Options.

         (17) Includes 208 shares held jointly with his spouse, Susan Lorentson, and 9,705 shares that he has the right to acquire by exercising Vested Options.

         (18) Includes 320,139 shares that the Corporation's directors and executive officers have the right to acquire by exercising Vested Options.

                 INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

Certain directors and executive officers of the Corporation and its subsidiaries and their associates are customers of, and have had transactions with, the Corporation's subsidiary banks from time to time in the ordinary course of business. Additional transactions may be expected to take place in the ordinary course of business in the future. All loans and commitments included in such transactions were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

Richard A. Boehning, a director of the Corporation and LBT, is of counsel to the law firm of Bennett, Boehning & Clary, Lafayette, Indiana, which LBT has retained as legal counsel during 2005 and proposes to retain as such during 2006.

                          COMMUNICATIONS WITH THE BOARD

Shareholders may communicate with the Corporation's Board of Directors by submitting an e-mail to the Board at bod@firstmerchants.com. All such e-mails will be automatically forwarded to the Chairman of the Nominating and Governance Committee, Thomas B. Clark, who will arrange for such communications to be relayed to the other directors.

              DIRECTORS' ATTENDANCE AT ANNUAL SHAREHOLDERS MEETING

The Corporation's directors are encouraged to attend the annual meeting of shareholders. At the 2005 annual meeting, all 17 directors were in attendance.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Corporation's directors and executive officers to file reports of ownership and changes in ownership of the Corporation's stock with the SEC. Based on its records and the written representations of its directors and executive officers, the Corporation believes that during 2005 these persons complied with all
Section 16(a) filing requirements.

                         INDEPENDENT PUBLIC ACCOUNTANTS

Selection of Independent Public Accountants

The Board, subject to ratification by the shareholders, has appointed BKD, LLP as the Corporation's independent public accountants for 2006. If the shareholders do not ratify the appointment of BKD, the Audit Committee and the Board will reconsider this appointment. Representatives of the firm are expected to be present at the annual shareholders' meeting. They will have an opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

The Board of Directors unanimously recommends a vote "FOR" ratification of the appointment of the firm of BKD, LLP as independent public accountants for 2006.

Fees for Professional Services Rendered by BKD, LLP

The following table shows the aggregate fees billed by BKD, LLP for audit and other services rendered to the Corporation for 2004 and 2005.

                                          2004                    2005
                                          ----                    ----
         Audit Fees                     $352,428                $383,400
         Audit-Related Fees               43,489                  76,292
         Tax Fees                         79,920                  93,320
         All Other Fees                    0                      14,230
                                     --------------          --------------
         Total Fees                     $475,837                $567,242
                                     ==============          ==============

The audit fees were for professional services rendered for the audits of the Corporation's consolidated financial statements and internal control over financial reporting, reviews of condensed consolidated financial statements included in the Corporation's Forms 10-Q, and assistance with regulatory filings.

The audit-related fees were for professional services rendered for audits of the Corporation's benefit plans.

The tax fees were for professional services rendered for preparation of tax returns and consultation on various tax matters.

The other fees were for professional investigatory services rendered by BKD, LLP at the request of the Audit Committee.

All of these audit-related, tax and other fees were pre-approved by the Audit Committee in accordance with the Committee's pre-approval policy described below.

The Audit Committee has considered whether the provision by BKD, LLP of the services covered by the fees other than the audit fees is compatible with maintaining BKD, LLP's independence and believes that it is compatible.

Pre-approval Policies and Procedures

The Audit Committee has established a pre-approval policy, under which the Committee is required to pre-approve all audit and non-audit services performed by the Corporation's independent auditors, in order to assure that the provision of such services does not impair the auditor's independence. These services may include audit services, audit-related services, tax services and other services. Under this policy, pre-approval is provided for 12 months from the date of pre-approval unless the Committee specifically provides for a different period. The policy is detailed as to the particular services or category of services and fee levels that are pre-approved. Unless a service or type of service to be provided by the independent auditors has received general pre-approval, it will require specific pre-approval by the Audit Committee. The Committee must also approve any proposed services exceeding the pre-approved fee levels. The independent auditors are required to provide detailed back-up documentation with respect to each proposed pre-approved service at the time of approval. The Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority has been delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditors to management.

                              SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2007 annual meeting of the shareholders must be received by the Secretary of the Corporation at the Corporation's principal office by November 2, 2006, for inclusion in the Corporation's 2007 proxy statement and form of proxy relating to that meeting.

Shareholder proposals, if any, intended to be presented at the 2006 annual meeting that were not submitted for inclusion in this proxy statement will be considered untimely unless they were received by the Secretary of the Corporation at the Corporation's principal office by January 17, 2006.

                                  OTHER MATTERS

The Corporation is delivering only one set of proxy materials, including this proxy statement and the annual report, to shareholders who, according to the Corporation's records, share an address and whom it believes are members of the same family. A separate proxy card is included for each of these shareholders. Any shareholder who received only one set of proxy materials, and who wishes to receive a separate set now or in the future, may write or call the Corporation's Shareholder Services Department to request a separate copy of these materials at First Merchants Corporation, P. O. Box 792, Muncie IN 47308-9915; (800) 262-4261, extension 7278. Similarly, shareholders who share an address and are members of the same family, and who have received multiple copies of the proxy materials, may write or call the Corporation's Shareholder Services Department at the same address and telephone number to request delivery of a single copy of these materials in the future.

The cost of soliciting proxies will be borne by the Corporation. In addition to solicitations by mail, proxies may be solicited personally or by telephone or other electronic means, but no solicitation will be made by specially engaged employees or paid solicitors.

The Board and management are not aware of any matters to be presented at the annual meeting of the shareholders other than the election of the directors. However, if any other matters properly come before such meeting or any adjournment thereof, the holders of the proxies are authorized to vote thereon at their discretion, provided the Corporation did not have notice of any such matter on or before January 17, 2006.

                                              By Order of the Board of Directors

Muncie, Indiana                               Cynthia G. Holaday
March 2, 2006                                 Secretary

                                   APPENDIX A

               FIRST MERCHANTS CORPORATION AUDIT COMMITTEE CHARTER

Role
The Audit Committee (the "Committee") is appointed by the Board of Directors (the "Board") of First Merchants Corporation (the "Corporation") to assist the
Board:
          1. In its oversight of the Corporation's accounting and financial r eporting principles and policies and internal accounting and disclosure controls and procedures;
          2. In its oversight and supervision of the Corporation's internal audit function;
          3. In its oversight of the certification of the Corporation's quarterly and annual financial statements and disclosures and assessment of internal disclosure controls by the Corporation's Chief Executive Officer ("CEO") and Chief Financial Officer ("CFO");
          4. In its oversight of the Corporation's consolidated financial statements and the independent external audit thereof, including the appointing, compensating, overseeing (including resolving any disagreements between management and the independent external auditor regarding financial reporting); and
          5.  In evaluating the independence of the external auditors.

Membership
The members of the Committee shall meet the independence and experience requirements of the NASDAQ and any other applicable laws and regulations. These requirements specifically include the rules of the Securities and Exchange Commission ("SEC") regarding audit committee financial experts, as defined.
          1. The number and names of person determined to be audit committee financial experts will be disclosed in the Corporation's annual report.
          2. The Corporation will disclose in the annual report whether the audit committee financial experts are independent of management, and if not, why.
          3. If it is determined that the Corporation does not have a financial expert on the Committee, it must disclose that fact and explain why it does not.
Members of the Committee shall be appointed annually by majority vote of the Board and will serve until the next annual meeting of the Board.

Meetings
The Committee shall meet four times annually or more frequently as circumstances require:
          1. To discuss with the Senior Staff Auditor and/or the outsourced internal auditor the status of completion of the annual audit plan and audit reports arising therefrom.
          2. To discuss with management the annual audited financial statements and quarterly financial results and the required certifications of the CEO and CFO.
          3. At least annually, the Committee will meet separately with the internal auditor and the independent external auditor, without any members of management being present, to discuss matters that the Committee or any of these persons or firms believes should be discussed privately.
          4. The Committee may request any officer or employee of the Corporation, or independent counsel, or independent external auditors to attend a meeting.

Responsibilities
Overseeing Financial Reporting and Disclosures
The Committee shall:
          1. Review and approve, prior to filing, the Corporation's annual audited financial statements filed with the SEC and consider whether they accurately and appropriately reflect their knowledge of the financial condition of the Corporation and its results of operations. Specific consideration will be given to the accuracy of the financial statements, off-balance-sheet transactions, disclosure of pro forma financial information, and real time issuer disclosure matters.
          2. Determine that management has put in place procedures to report to the SEC changes in
              Corporation stockholdings by directors, executive officers and more than 10% stockholders of the Corporation.
          3. Ensure that the Corporation has established adequate procedures to ensure that quarterly and annual financial statements and disclosures are accurate and complete. This will include reviewing and approving the quarterly and annual CEO and CFO certifications.
          4. Determine that the Corporation has complied with requirements of the SEC to disclose in periodic reports whether or not the Corporation has established a Code of Ethics.
          5. Determine that the Corporation has complied with requirements of the SEC to disclose the approval by the Committee of all non-audit services to be performed by the Corporation's independent external auditor.

Internal Audit Supervision
The Committee shall:
          1. Review the appointment of the Senior Staff Auditor and/or outsourced internal auditor; and
          2.  Evaluate the effectiveness of the internal audit function.

Independent External Auditor
The Committee shall:
          1. Recommend the appointment and/or discharge of the independent external auditor;
          2.  Pre-approve the external auditor's fees;
          3.  Evaluate the external auditor's independence; and
          4. Pre-approve all permissible non-audit services to be provided by the external auditors.

Internal and External Audit Plans and Results
The Committee shall:
          1. Review and approve the annual audit plans of the internal audit function and the independent external auditor;
          2.  Approve any changes to the annual audit plans;
          3. Meet with the Senior Staff Auditor and/or outsourced internal auditor to discuss the status of completion of the annual internal audit plans and the periodic internal audit reports;
          4. Review with management the results of the independent external auditor's quarterly financial statements reviews;
          5. Review with management and the independent external auditor the results of the annual financial statements audit;
          6. Review with management and the independent external auditor their assessment of the quality of the Corporation's accounting principles, the adequacy of internal accounting and disclosure controls and resolution of identified significant deficiencies or material weaknesses and reportable conditions in internal accounting and disclosure controls;
          7. Review compliance with laws and regulations and other audit reports deemed significant by the Committee:
          8. Receive certain communications from the independent external auditors on an annual basis which include required communications under generally accepted auditing standards; and
          9. Based on these reviews, the Committee shall make its recommendation to the Board as to the inclusion of the audited consolidated financial statements in the Corporation's annual report on Form 10-K.

Annual Proxy Statement Disclosure
The Committee should report activities to the Board and issue an annual report to be included in the Corporation's proxy statement. In addition, the Committee shall re-approve the Committee Charter annually, with a copy of the charter filed with the SEC every three (3) years, and after any amendments.

Fraud Reporting and Handling of Complaints
The Committee shall have the responsibility for establishing procedures for:
          1. Receipt, retention, and treatment of complaints received by the Corporation regarding accounting, internal controls, or auditing matters; and
          2. The confidential, anonymous submission by employees of the Corporation of concerns regarding questionable accounting or auditing matters.

Regulatory Responsibilities
The Committee shall advise the Board with respect to any significant change in the regulatory ratings of the Corporation and/or any subsidiary bank.

Resources and Authority
The Committee shall:
          1. Meet with the counsel to the Corporation's Board when appropriate; and
          2. Engage independent legal counsel, auditors, or other advisors as it determines necessary to carry out its duties.

Funding
The Corporation shall provide the Committee with appropriate funding, as determined by the Committee, for payment of compensation:
          1. To the registered independent external auditor employed by the Corporation for the purpose of rendering or issuing an audit report, and
          2.  To any advisors employed by the Committee.

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          FIRST MERCHANTS CORPORATION

                                 April 13, 2006

                           Please date, sign and mail
                             your proxy card in the
                            envelope provided as soon
                                  as possible.

   v Please detach along perforated line and mail in the envelope provided. v

--------------------------------------------------------------------------------
      THE BOARD OF DIRECTORS AND MANAGEMENT OF FIRST MERCHANTS CORPORATION
                  RECOMMEND A VOTE "FOR" THE PROPOSALS LISTED.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1.    Election of Directors:

                                       NOMINEES:
|_| FOR ALL NOMINEES                   ( )   Richard A. Boehning
                                       ( )   Barry J. Hudson
|_| WITHHOLD AUTHORITY                 ( )   Michael C. Rechin
    FOR ALL NOMINEES

|_| FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: (X)

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
To change the address on your  account,  please check the box at right
and indicate your new address in the address space above.  Please note     |_|
that  changes  to the  registered  name(s) on the  account  may not be submitted via this method.
--------------------------------------------------------------------------------

                                                           FOR  AGAINST  ABSTAIN

2.    Proposal to ratify  the appointment of the firm of   |_|    |_|      |_|
      BKD, LLP as the independent public accountants for 2006.

3. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting, provided the Corporation did not have notice of any such matter on or before January 17, 2006.

This proxy will be voted as directed, but if not otherwise directed this proxy will be voted "FOR" items 1 and 2.

TO  VOTE  IN  ACCORDANCE   WITH  THE  BOARD  OF  DIRECTORS'   AND   MANAGEMENT'S
RECOMMENDATIONS, JUST SIGN BELOW; NO BOXES NEED TO BE CHECKED.

      MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. |_|

                         _________________________________       _______________

Signature of Shareholder _________________________________ Date: _______________

                         _________________________________       _______________

Signature of Shareholder _________________________________ Date: _______________

      Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                                      PROXY
                           FIRST MERCHANTS CORPORATION
                          PROXY SOLICITED ON BEHALF OF
              THE BOARD OF DIRECTORS OF FIRST MERCHANTS CORPORATION
                         ANNUAL MEETING OF SHAREHOLDERS

                                 APRIL 13, 2006

      The undersigned hereby appoints Clell W. Douglass and Hamer D. Shafer, and each of them, as proxies with power of substitution, to represent and to vote all shares of common stock of First Merchants Corporation which the undersigned would be entitled to vote at the Annual Meeting of Shareholders of First Merchants Corporation to be held at the Horizon Convention Center, 401 South High Street, Muncie, Indiana 47305, at 3:30 PM EST on April 13, 2006, and at any adjournment thereof, with all of the powers the undersigned would possess if personally present. If any of the nominees for election as Directors is unable or declines to serve for any reason, the persons listed above have the authority to vote for any substitute nominee named by the Board of Directors of First Merchants Corporation.

       (Continued, and to be marked, dated and signed on the reverse side)

                        ANNUAL MEETING OF SHAREHOLDERS OF

                          FIRST MERCHANTS CORPORATION

                                 April 13, 2006

                           -------------------------
                           PROXY VOTING INSTRUCTIONS
                           -------------------------

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.

                      - OR -
                                                       -------------------------
                                                       COMPANY NUMBER
TELEPHONE - Call toll-free 1-800-PROXIES               -------------------------
(1-800-776-9437) from any touch-tone telephone and     ACCOUNT NUMBER
follow the instructions. Have your proxy card ------------------------- available when you call.
                                                       -------------------------
                      - OR -

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions. Have your proxy card available when you access the web page.

--------------------------------------------------------------------------------
You may enter your voting instructions at 1-800-PROXIES (1-800-776-9437) or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.
--------------------------------------------------------------------------------

v   Please detach along perforated line and mail in the envelope provided IF   v
                you are not voting via telephone or the Internet.

--------------------------------------------------------------------------------
      THE BOARD OF DIRECTORS AND MANAGEMENT OF FIRST MERCHANTS CORPORATION
                  RECOMMEND A VOTE "FOR" THE PROPOSALS LISTED.
         PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
          PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|
--------------------------------------------------------------------------------

1.    Election of Directors:

                                       NOMINEES:
|_| FOR ALL NOMINEES                   ( )   Richard A. Boehning
                                       ( )   Barry J. Hudson
|_| WITHHOLD AUTHORITY                 ( )   Michael C. Rechin
    FOR ALL NOMINEES

|_| FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each
             nominee you wish to withhold, as shown here: (X)
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

To change the address on your  account,  please check the box at right
and indicate your new address in the address space above.  Please note       |_|
that changes to the registered name(s) on the account may not be submitted via this method.

--------------------------------------------------------------------------------

                                                           FOR  AGAINST  ABSTAIN

2.    Proposal to ratify the appointment of the firm of    |_|    |_|      |_|
      BKD, LLP as the independent public accountants for 2006.

3. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting, provided the Corporation did not have notice of any such matter on or before January 17, 2006.

This proxy will be voted as directed, but if not otherwise directed this proxy will be voted "FOR" items 1 and 2.

TO  VOTE  IN  ACCORDANCE   WITH  THE  BOARD  OF  DIRECTORS'   AND   MANAGEMENT'S
RECOMMENDATIONS, JUST SIGN BELOW; NO BOXES NEED TO BE CHECKED.

      MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING. |_|

                         _________________________________       _______________

Signature of Shareholder _________________________________ Date: _______________

                         _________________________________       _______________

Signature of Shareholder _________________________________ Date: _______________

      Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.